EXHIBIT 32.2

LIFEPOINT HEALTH, INC.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report of LifePoint Health, Inc. (the “Company”) on Form 10-Q for the quarter ended September  30, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael S. Coggin, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) To the best of my knowledge information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                             /s/ Michael S. Coggin

                                                             Michael S. Coggin

                                                             Executive Vice President and Chief Financial Officer

Date: October 27, 2017